Exhibit 10.2

AMENDMENT TO AMENDED RESTATED SERVICES AGREEMENT

THIS AMENDMENT TO AMENDED AND RESTATED SERVICES AGREEMENT (“Amendment”) is an agreement made by and between DOMINARI FINANCIAL INC., a Delaware corporation with offices at One Rockefeller Plaza, 11th Floor, New York, NY (the “Corporation”), and Kyle Wool, an individual residing at 25 Rady LN, East Quogue, NY 11942 (the “Executive”). The date of this Amendment is October 19, 2022.

WHEREAS, the Parties entered into that certain Amended and Restated Services Agreement effective October 17, 2002 (the “Agreement”); and

WHEREAS, the Parties wish to amend the Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt of and sufficiency of which are hereby acknowledged, the Corporation and the undersigned Executive agree as follows:

1.                  Defined Terms. Except as specifically provided herein, capitalized terms not defined herein shall have the meanings ascribed to them in the Agreement.

2.                  Amendment of Section 4 (b). As of the date of this Amendment, the language immediately preceding the table in Section 4(b) of the Agreement, is hereby deleted and replaced in its entirety with the following:

“In addition to the Base Salary, the Executive shall be entitled to receive an annual bonus (“Annual Bonus”) payable in cash and as an Other Stock-Based Award under the AIkido Pharma, Inc. 2022 Equity Incentive Plan (the “Equity Incentive Plan”) in the following aggregate amounts based on the Corporation meeting or exceeding the following performance criteria for the relevant calendar year:”

3.                  No Other Amendments. Nothing in this Amendment is intended to amend any language of the Agreement other than as specifically set forth above, and the remainder of the Agreement shall be unmodified and in full force and effect.

In Witness Whereof, the parties hereto have executed this Amendment to Amended and Restated Services Agreement as of the date and year first above written.

CORPORATION:

DOMINARI FINANCIAL INC.

By:	/s/ Anthony Hayes
Anthony Hayes
Title: Chairman of the Board

EXECUTIVE:

/s/ Kyle Wool
Kyle Wool